Management Presentation
MANAGEMENT PRESENTATION

This presentation contains certain forward-looking statements. Statements containing expressions such as "may," "will,"
"project," "might," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," potential," "continue" or "pursue," or the negative or other variations thereof or comparable terminology used in LML’s presentation and in its reports filed with the Securities and Exchange Commission are intended to identify forward-looking statements. These forward-looking statements, which are included in accordance with the Safe Harbor provisions of the Private Securities Litigation Reform
Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause LML's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this presentation. Other forward looking statements in this presentation include that our intellectual property is defensible, that our merchant base is growing, that our technology can support significant increases in volume without capital expenditures, and all aspects of our growth strategy. Although LML believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations.  From time to time, these risks, uncertainties and other factors are discussed in the Company's filings with the Securities and Exchange Commission.  Such factors include, without limitation, the following: the timely development and market acceptance of new products and technologies; our ability to secure financing on terms acceptable to us; our ability to control operating expenses; increased competition in the internet payments, collections, and payment software businesses; a decline in the public usage of checks and other traditional payment methods; loss of any significant customer; loss or retirement of key executives; successful challenge of our intellectual property; our inability to execute on our growth plans; and a decline in the general economy.  Viewers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation, and should review the risk factors in our periodic reports filed on Edgar.  LML does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Safe Harbour

Beanstream Acquisition Highlights
▪

On June 29, 2007, LML Acquired Beanstream Internet Commerce
–

Beanstream is a leading provider of Internet payment processing solutions
–

For the twelve months ended December 31, 2006, Beanstream recognized revenue of $4.3 million and pre-tax income of $1.6 million
▪

Beanstream Market and Product Focus
–

Internet commerce and payment processing solutions
–

Credit card, debit, EFT, ACH, and authentication; payroll
–

Reduce payment processing costs, accelerate payment receipts, reduce risk
     (fraud), enhance reporting and reconciliation
▪

Channel Partners and Customers
–

Over 5,500 merchant customers, and growing
–

Relationships with key financial institutions: TD Bank, First Data, Equifax
–

Canadian focus, with potential expansion into the U.S.
▪

Operations Scalability
–

Can support significant increase in volumes with minimal capital expenditures
▪

Financial Performance
–

Profitable operations and growth; recurring transaction-based revenue model

▪

Large and Growing Market Opportunity: eCommerce and Traditional Payment Processing
–

Canadian eCommerce is between $8 and 10 billion with a CAGR of 25-35%; US
      eCommerce was up 30% in 2006 at $114 billion anticipating growth to $306 billion by
      2010 with a 28% CAGR
–

Traditional payment processing market is driven by Check 21 (over 40 billion checks written annually, and increasing)
▪

Compelling Value Proposition to Online and Traditional Merchants
–

Faster and simpler processing cycle; enormous cost savings
–

Ease of use and enhanced consumer experience
▪

Competitive Advantage
–

Intellectual property: four issued patents (history of enforcement)
–

Relationships with merchants and leading financial institutions
▪

Profitable Financial Model
–

Recurring transaction-based revenue model
–

High margin revenue streams: transaction processing, licensing and maintenance
▪

Experienced Management Team
–

Extensive experience in payment processing and check operations
 Business Model Highlights

($B)
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$137.0
$176.4
$211.4
$347.9
$419.3
$498.1
$581.7
2004
2005
2006
2007E
2008E
2009E
2010E

(M)
2006
2007
491.2
670.1
322.9
414.1
71.4
80.8
42.4
77.5
ARC
35% Growth
WEB
28% Growth
TEL
13% Growth
POP
83% Growth

Source: NACHA - The Electronic Payment Association Practice
Worldwide eCommerce Value
23% CAGR
Automated Clearing House Transactions
 Market Opportunity
▪

eCommerce Market
–

Worldwide ($211.4B in 2006:
      23% CAGR)
–

Canada ($8-10B in 2007:
      25-35% CAGR)
–

US ($114B in 2006: 28%
      CAGR)
▪

Automated Clearing House Network
–

Grew to 3.4 billion transactions
      in Q1 2007, or 14.8% from Q1
      2006
–

Represented $7.0 trillion in value
–

Q1 2007 Transaction Growth
•

ARC: 36% to 670 million
•

WEB: 28% to 414 million
•

TEL: 13% to 81 million
•

POP: 83% to 77 million

Software Licensing
John Doe

June 20, 2007
 Super Store
One Million Dollars

                                         John
Doe
ACH

Cloud
Electronic
Check /Image
Conversion
Receiving
Institution
Paying
Institution
Internet Payment Processing
Credit & Debit Transactions

Processing for
Online Merchants
Payroll Products
Gateway Services
Authentication & Risk

Management
Recurring Billing &

ACH Batch
Hosted Shopping Cart
Check Services
Electronic

Conversion
Verification
IP Licensing
Turnkey Payment
Processing
Traditional
Point-of-Sale &

Internet-Based
 Products and Services

APPROVED
DECLINED
BEANSTREAM
  INTERNET PAYMENT
GATEWAY
$
Online Consumer
Payment Made
Issuer
Clearing House
Payment Received
•

Credit
•

Debit
•

Settlement
•

Funds Transfer
Internet Payment Processing

beanstream
Register Online!
Click Here!
Register Online
click & buy
E-Z CONFERENCE
TAX

Online Registration Services
Developing Online Vertical Applications to
Broaden Our Market
Entertainment & Games
Toys
Conference Registration
Public Sector Government
BEANSTREAM
INTERNET PAYMENT
GATEWAY
 Technology Roadmap

Electronic Retail Checkwriting
Point-of-Sale System
Internet Checking Transactions
Electronic Check Processing
World-Class Portfolio of Defensible Payment Processing Patents
Patent 988
Patent 528
Patent 366
Patent 491
•

Issued January 16, 1996
•

Consumers authorize access to their
  checking accounts by presenting
  their paper checks
•

Issued December 26, 2000
•

Payments from checking accounts
  are authorized using the Internet
•

Issued September 4, 2001
•

Addresses corporate check
  processing and ETF’s
•

Related to other LML patents
•

Issued January 16, 2002
•

Authorized debiting of funds from
  bank accounts
•

Negotiating a paper check is no
  longer a requirement
Payment Processing Patents
Corporate Checks and Electronic Fund
Transfers (EFT)

▪

Sales Model: Direct and Indirect
–

Leverage strategic banking partners for customer referrals (TD Bank)
–

Leverage other channel partners (payment processors, etc.)
–

Direct sales force: focus on large accounts
–

Inside sales: focus on small accounts and overall customer service

▪

Marketing Strategy
–

Leverage the brand and resources of our banking partners
–

Promote the LML and Beanstream brands through direct marketing and industry conferences
Sales and Marketing

LML

TD Bank Financial Group

WACHOVIA

FIRST DATA

EQUIFAX

globalpayments

HARRIS

GPayments

IBM

PresiNET

Bell

osCommerce

volusion

canadacart.ca

VirtueMart

DRIVEN TECHNOLOGIES

LiteCommerce

UltraCart

e-Classifieds

KIRKLAND & ELLIS

rm&w

eCommerce Partners
Patent Partners
Banking Partners
Technology Partners
 Strategic Partners

LML

BEST BUY

British Columbia Lottery Corporation

CLUB PENGUIN

HMV

hydro One

IKEA

ITSportsNet

SPORG

Alex Lee, Inc.

CheckFree

Gerland's FOOD FAIR

HARVEYS The Savings Place

Harris Teeter Your Neighborhood Food Market

Kroger

PEP BOYS

eCommerce Customers
Retail Customers
Over 5,500 Merchant Customers
Customers

Merchant and Financial

Institution Relationships
Intellectual Property
Comprehensive

Solutions
Redundant Data Center

Operations
•

 Patented Payment Processing Technology
•

 Well Defined and Defensible
•

 Credit, Debit, EFT
•

 Gateway
•

 Risk Management
•

 Merchant Tools
•

 Partners with Leading Providers
•

 Referral Partner of Choice
•

 Service Provider Platforms Integration
•

World-Class IBM Mainframe
•

Fully Redundant, Fault Tolerant
•

Own All Software Applications
Competitive Advantage

Data Centers
Internet Operations
Headquarters
Check
Operations
LML Payment Systems Inc.
(Parent)
LML Patent
Corp.
LML Payment
Systems Corp.
Beanstream
Internet Commerce
Operations
Corporate Structure
Operations and Corporate
Structure
▪

Headquarters: Vancouver BC
▪

Internet Operations: Victoria BC
▪

Check Operations: Wichita, KS
▪

Data Center Operations: Scottsdale & Phoenix, AZ
▪

Employees: ~60

Growth Strategy
▪

Deeper Market Penetration: Internet Payment Processing
–

Merchants (Canada and the US)
–

Financial institutions (Canada and the US)
▪

Develop and Enhance Existing Products and Services
–

Payment processing solutions (Internet)
–

Targeted vertical market applications and solutions
▪

Develop Additional Channel Partnerships
–

Financial institutions (Canada and the US)
–

Payment processing intermediaries
–

Integrate with industry leading software
▪

Acquire Complementary Businesses
–

Internet payment processing providers
–

Providers of vertical market applications and solutions

Patrick Gaines
Chief Executive Officer
Richard Schulz
Chief Accounting Officer
Robert Peyton
Executive Vice President, Information Technology
Shawn Ratcliffe
Vice President, Check Operations
Management
**Craig Thomson
President, Beanstream
**Chris Koide
Chief Operating Officer, Beanstream
Management  Additions

Financial Model Highlights
▪

Transaction volume model
–

Revenues based on millions of transactions each month
▪

Recurring revenue streams
–

Recognized monthly with most customers
▪

High margin licensing
–

One time fees are pure profit
▪

Diversity of customer base
–

Over 5,500 merchants, and growing
▪

Minimal capital expenditures
–

Maintenance capex of less than $500,000 annually
▪

Accelerating cash flow generation

L M L

Revenue	**$6.5**	**$4.3**	**$10.8**
Revenue Growth	*20.1%*	*60.7%*	*40.4%*
Gross Profit	**$1.6**	**$2.5**	**$4.1**
Gross Margin	*24.2%*	*57.9%*	*38.0%*
Pre-Tax Profit	**($1.6)**	**$1.6**	**$0.0**
Pre-Tax Margin	*(24.6%)*	*37.2%*	*0.0%*

Beanstream
FYE 12/31/06
LML
FYE 3/31/07
Pro Forma

Combined
($ in Millions)
 Financial Model

6000
5000
4000
3000
2000
1000
0
Feb-04
Mar-04
Apr-04
May-04
Jun-04
Jul-04
Aug-04
Sep-04
Oct-04
Nov-04
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06

($ in Thousands)

$250,000.00
$200,000.00
$150,000.00
$100,000.00
$50,000.00
$0.00
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06

Beanstream Merchant Count Growth since February 2004
Beanstream Transaction Value Processed Since January 2005
Merchant Acquisition /
Transaction Volumes

Revenue by Product
*Represents revenue for the twelve
months ended March 31, 2007 for LML and
Revenue for the twelve months ended
December 31, 2006 for Beanstream
Internet Payment
Processing    $4.3
Licensing  $1.7
Check
Operations
$3.3
Electronic Check
Verification    $0.7
Royalties $0.4
Other
$0.4
Revenue Composition

Revenue Growth                            33%                           30-40%
Gross Margin                                  38%                           50%
Pre-Tax Margin                               0%                             30%
Target
LTM*
*LML’s fiscal year ended March 31, 2007
*Beanstream’s fiscal year ended December 31, 2006
*Values are Pro Forma combined
Target Financial Model

Questions?
Questions